UBS Money Series

UBS Select Government Capital Fund

Supplement to the Prospectus (the “Prospectus”) dated March 29, 2016

August 22, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Government Capital Fund (the “Fund”) regarding a new voluntary fee waiver.

The Prospectus is hereby supplemented as shown below.

Effective from August 22, 2016 through October 31, 2016, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.04% of its management fee. This voluntary fee waiver will expire effective November 1, 2016.

The full benefit of this additional voluntary fee waiver may not flow through in its entirety to Fund shareholders absent an increase in the current level of income generated by the Fund’s underlying portfolio holdings given the interplay between the new voluntary waiver and the pre-existing contractual fee waiver/expense reimbursement arrangements that cap the Fund’s ordinary operating expense ratio at 0.20% through August 31, 2017; the contractual cap is not being increased. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may voluntarily waive additional fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that Fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue any additional voluntary waivers. Waivers may affect the Fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-835